UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

August 8, 2006

SUPREME INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8183	75-1670945
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 237
2581 E. Kercher Road
Goshen, Indiana 46528
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (574) 642-3070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On August 8, 2006, Supreme Industries, Inc. (the “Company”) issued a press release announcing its regular $0.095 cash dividend on its outstanding Class A and Class B Common Stock.  The full text of the press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is filed with this Form 8-K:

99.1                           Press Release of the Company dated August 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPREME INDUSTRIES, INC.

Date: August 11, 2006	By:	/s/ Jeffery D. Mowery
Jeffery D. Mowery
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

(Signing on behalf of the Registrant and as Principal
Financial Officer)

Exhibit  99.1

For Immediate Release

Contact:	Robert W. Wilson
President
(574) 642-4888

SUPREME INDUSTRIES, INC. DECLARES REGULAR
 $0.095 CASH DIVIDEND

GOSHEN, Indiana, August 8, 2006 —  Supreme Industries, Inc. (AMEX-STS) (the “Company”) announced today a cash dividend on its outstanding Class A and Class B Common Stock.  Stockholders of record as of August 21, 2006, will receive $0.095 for each share owned on that date, payable on August 28, 2006. This cash dividend is the twelfth consecutive quarterly cash dividend since the Company commenced the payment of regular cash dividends in October of 2003.

Future cash dividend payments are necessarily subject to business conditions, the Company’s financial position, and requirements for working capital, property, plant, and equipment expenditures and other corporate purposes.

As of August 4, 2006, Supreme Industries had 12,704,959 shares of Common Stock outstanding, consisting of 10,595,826 shares of Class A Common Stock and 2,109,133 shares of Class B Common Stock.

Supreme Industries, Inc. is a nationwide manufacturer of specialized truck bodies that are produced to the specifications of its customers. Supreme also manufactures the StarTrans® line of special-purpose “shuttle-type” buses and armored vehicles.  The Company’s transportation equipment products are used by a wide variety of industrial and commercial customers.

This report contains forward-looking statements, other than historical facts, which reflect the view of the Company’s management with respect to future events. When used in this report, words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions, as they relate to the Company or its plans or operations, identify forward-looking statements. Such forward-looking statements are based on assumptions made by and information currently available to the Company’s management. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations are reasonable, and it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from such expectations include, without limitation, limitations on the availability of chassis on which the Company’s product is dependent, availability of raw materials, raw material cost increases, and severe interest rate increases. Furthermore, the Company can provide no assurance that such raw material cost increases can be passed on to its customers through implementation of price increases for the Company’s products. The forward-looking statements contained herein reflect the current views of the Company’s management with respect to future events and are subject to those factors and other risks, uncertainties and assumptions relating to the operations, results of operations, cash flows and financial position of the Company. The Company assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those contemplated by such forward-looking statements.

P. 0. Box 237  — Goshen, IN 46527-0237 - Phone (574) 642-4888 - Fax (574) 642-3208 - www.SUPREMEind.com